UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 24, 2015

MAGNA-LAB, INC.
(Exact name of Registrant as Specified in its Charter)

New York	0-21320	11-3074326
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

6800 Jericho Turnpike, Ste. 120W, Syosset, New York	11791
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (516) 393 5874 or care of 212 986 9700 x335

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Section 4 – Matters Related to Accountants and Financial Statements
Item 4.01 – Change in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On June 24, 2015, the Audit Committee of the Board of Directors dismissed Citrin Cooperman & Company, LLP (“Citrin Cooperman”) as the Company’s independent registered public accounting firm, effective on June 24, 2015.

The report of Citrin Cooperman on the consolidated financial statements of the Company as of February 28, 2015 and for the year ended February 28, 2015 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles except for an explanatory paragraph disclosing the uncertainty regarding a substantial doubt about the Company’s ability to continue as a going concern given the Company’s lack of revenues, negative working capital and stockholders’ deficit, significant current and cumulative losses and negative operating cash flows.

During the most recent fiscal year ended February 28, 2015 and through June 24, 2015, the date of this 8-K, there were no disagreements with Citrin Cooperman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to Citrin Cooperman’ satisfaction would have caused Citrin Cooperman to make reference to the subject matter of the disagreement in their  report on the Company’s consolidated financial statements.  In addition, during the most recent fiscal year ended February 28, 2015 and through Jue 24, 2015, the date of this 8-K, there were no “reportable” events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Citrin Cooperman with a copy of the foregoing disclosure and requested Citrin Cooperman to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated June 24, 2015 furnished by Citrin Cooperman, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On June 24, 2015, the Audit Committee of the Board of Directors approved the appointment of Liggett Vogt and Webb P.A. (“Ligget Vogt”) as the Company's independent registered public accounting firm.

During the two years ended February 28, 2015 and through the date of this 8-K, the Company did not consult with Liggett Vogt with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

16.1           Letter from Citrin Cooperman

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNA-LAB, INC.

Date: June 24, 2015	By:	/s/ Kenneth C. Riscica
Kenneth C. Riscica
Treasurer and Secretary